================================================================================

INVESTMENT ADVISER

Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891


DISTRIBUTOR

Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891


CUSTODIAN BANK

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110


SHAREHOLDER SERVICING AGENT

State Street Bank and Trust Co.
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798


LEGAL COUNSEL

Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830


TRUSTEES

Jean Bernhard Buttner
John W. Chandler
Leo R. Futia
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr


OFFICERS

Jean Bernhard Buttner
Chairman and President

Charles Heebner
Vice President

Raymond S. Cowen
Vice President

David T. Henigson
Vice President and Secretary/Treasurer

Jack M. Houston
Assistant Secretary/Treasurer

Stephen La Rosa
Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distrubution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

505997

                        -------------------------------
                                 ANNUAL REPORT
                        -------------------------------
                               February 28, 1999
                        -------------------------------


                                   Value Line
                                    New York
                                   Tax Exempt
                                     Trust


                                   [GRAPHIC]
                                   ----------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line New York Tax Exempt Trust

                                                               To Our Value Line
================================================================================

To Our Shareholders:

The primary objective of the Value Line New York Tax Exempt Trust (the "Trust") is to provide investors with the maximum income exempt from New York State, New York City and Federal income taxes, while avoiding undue risk to principal. For the year ended February 28, 1999, the Trust's total return was 5.56%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, was 129.39%. This is equivalent to an average annual total return of 7.38%. The Trust's SEC yield as of February 28, 1999 was 3.35%, slightly below the average SEC yield of 3.74% for all New York State municipal debt funds ranked by Lipper Analytical Services.

Your Trust's total return for the year ended February 28, 1999 was 5.56% and was comparable to the 6.15% total return for the Lehman Brothers Municipal Bond Index during the same time period since the Index does not reflect expenses which are deducted from the Trust's returns.

During the past year ended February 28, 1999, prices of fixed-income securities increased as interest rates declined. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, declined from 5.24% on February 28, 1998 to 5.17% on February 28, 1999. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, declined from 5.92% to 5.58%. Low inflation in spite of continued economic growth is the major factor contributing to this decline in interest rates. Expectations of slower economic growth, continued low inflation, and a weak worldwide economy are keeping rates low. In 1998, the Federal Reserve reduced interest rates, in quick succession, a total of 0.75 percentage points from 5.50% on September 29, 1998 to 4.75% on November 17, 1998 in response to the Russian financial crisis, a hedge fund crisis, and fears of an economic slowdown in this country. Subsequently, the Federal Reserve has held rates constant. While interest rates declined in 1998, there was significant volatility between the high yield of 6.08% on April 29, 1998 and the low yield of 4.72% on October 5, 1998 as measured by the 30-year Treasury bond. Currently, the 30-year Treasury bond yields about 5.50% as the market is anticipating less of an economic slowdown and a lower probability that the Federal Reserve will reduce rates further.

During the past year, the return before taxes of taxable bonds have outperformed those of tax-exempt bonds. For the twelve months ended February 28, 1999, the Lehman Brothers Aggregate Bond Index increased to 6.27% compared to 6.15% for the Lehman Brothers Municipal Bond Index. The large demand for U.S. government and corporate bonds, the near record issuance of tax-exempt bonds in 1998, and the strong demand for stocks have contributed to the underperformance of tax-exempts. Currently, the ratio of tax-exempt yields to Treasury yields is at the high end of its historic range. A 30-year triple A rated municipal bond yields 5.0% which is 88.7% of the 5.64% yield of the 30-year Treasury bond. A 5.0% tax-exempt yield is equivalent to an 8.28% taxable yield for individuals in the 39.6% tax bracket. At these levels, municipal bonds are very attractive compared to taxable securities.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 28, 1999, the market value of the Trust's portfolio consisted of 57% AAA, 30% AA, 6% A, and 7% Baa or BBB rated bonds. The yield differential between high-grade and low-grade bonds is small. As a result, your Trust's management has increased its holdings of AAA rated bonds and reduced its holdings of Baa or BBB rated bonds during the past year. The


--------------------------------------------------------------------------------
2

                                            Value Line New York Tax Exempt Trust

New York Tax Exempt Trust Shareholders
================================================================================

portfolio's   highest   concentrations   of  investments  are  in  the  insured,
hospital-revenue, housing-revenue, and general obligation sectors respectively.

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, the Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.


                     Sincerely,

                     /s/ Jean Bernhard Buttner

                     Jean Bernhard Buttner
                     Chairman and President

March 28, 1999



Economic Observations

Sustained growth and low inflation remain the dominant themes in the U.S. economy at this time. This enviable showing is underscored by reports indicating further strength in personal income and consumer spending along with modest gains in manufacturing. Such trends suggest that the economy will grow by a solid 2.5%-3% in the second quarter of this year. At the same time, inflation remains low, with producer and consumer price increases averaging 2%, or less, overall, and with certain industrial sectors finding it difficult to implement price increases. In selected instances, prices are actually falling.

We believe this altogether favorable economic and inflation pattern will continue in the second half, with growth averaging 2.0%-2.5% for much of this time. Our sense, as well, is that the economic crisis now afflicting parts of Asia and Latin America will recede gradually over the next year. The Federal Reserve, encouraged by this benign state of affairs, will probably maintain its current monetary stance over the next few months, at least. Any subsequent adjustment in interest rates will probably be modest, given the continuing absence of excesses in growth or inflation.


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

================================================================================

The following graph compares the performance of the Value Line New York Tax Exempt Trust to that of the Lehman Brothers Municipal Bond Index. The Value Line New York Tax Exempt Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN VALUE LINE NEW YORK TAX EXEMPT TRUST AND THE
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIALS.]

                   Value Line New York    Lehman Brothers Municipal
                    Tax Exempt Trust             Bond Index
                   -------------------    -------------------------
02/89                    10,000                    10,000
05/89                    10,303                    10,425
08/89                    10,476                    10,606
11/89                    10,630                    10,891
02/90                    10,689                    11,026
05/90                    10,831                    11,188
08/90                    10,927                    11,286
11/90                    11,134                    11,729
02/91                    11,331                    12,042
05/91                    11,646                    12,315
08/91                    12,093                    12,617
11/91                    12,385                    12,933
02/92                    12,597                    13,245
05/92                    13,072                    13,524
08/92                    13,661                    14,026
11/92                    13,778                    14,229
02/93                    14,811                    15,068
05/93                    14,887                    15,143
08/93                    15,566                    15,737
11/93                    15,526                    15,807
02/94                    15,696                    15,902
05/94                    15,143                    15,517
08/94                    15,330                    15,759
11/94                    14,310                    14,976
02/95                    15,605                    16,202
05/95                    16,257                    16,931
08/95                    16,326                    17,156
11/95                    17,034                    17,807
02/96                    17,166                    17,991
05/96                    16,665                    17,704
08/96                    16,996                    18,055
11/96                    17,759                    18,854
02/97                    17,807                    18,982
05/97                    18,008                    19,170
08/97                    18,530                    19,724
11/97                    18,933                    20,205
02/98                    19,464                    20,717
05/98                    19,642                    20,969
08/98                    20,094                    21,430
11/98                    20,374                    21,773
02/99                    20,546                    21,991

                   (Period covered is from 3/1/89 to 2/28/99)


--------------------------------------------------------------------------------
4

                                            Value Line New York Tax Exempt Trust

================================================================================

Performance Data:

                                                    Average Annual
                                                    Total Returns
                                              12/31/98          2/28/99
                                               -------          ------
 1 year ended.................................  6.12%            5.56%
 5 years ended................................  5.15%            5.53%
10 years ended................................  7.53%            7.47%

The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 includes dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.



--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Schedule of Investments
================================================================================

  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL SECURITIES (94.5%)

             NEW YORK STATE (74.2%)
 $1,000,000  Albany County, General Obligations, 5.75%, 6/1/11..................  Aaa        $ 1,096,490
             Dormitory Authority, Revenue:
    500,000    Bishop Henry B. Hucles Nursing Home, 5.625%, 7/1/18..............  Aa1            524,975
    500,000    Champlain Valley Hospitals, 6.00%, 7/1/10........................  AAA*           572,270
  1,000,000    Eger Health Center, 4.90%, 2/1/13................................  AAA*           988,630
    500,000    Hospital for Special Surgery, 4.90%, 2/1/11......................  Aaa            511,290
    555,000    Long Island University, Asset Guaranty, 5.50%, 9/1/10............  AA*            598,012
    750,000    Lutheran Nursing Home, 5.125%, 2/1/18............................  AAA*           752,873
    500,000    Rochester Institute of Technology, 5.30%, 7/1/17.................  Aaa            516,785
    200,000    St. Barnabas Hospital, 5.35%, 8/1/17.............................  Aaa            205,326
  1,000,000    St. Clares Hospital, Ser. B, 5.25%, 2/15/15......................  Baa1         1,017,510
  1,000,000    State University Educational Facilities, 5.00%, 5/15/12..........  A3           1,023,240
    500,000    Terence Cardinal Cooke Health Care Center, 4.50%, 7/1/10.........  Aa3            496,465
    500,000    W.K. Nursing Home Corp., 5.75%, 2/1/10...........................  AAA*           546,270
    700,000  East Rochester, Housing Authority, Mortgage Revenue,
               St. Johns Meadows, Ser. A, 5.05%, 8/1/07.........................  AAA*           737,786
             Energy Research & Development Authority,
               Pollution Control Revenue, Refunding:
    300,000      Central Hudson Gas, Ser. A, 4.20%, 12/1/28.....................  Aaa            299,214
    250,000      Niagara Mohawk Project, Ser. A, 5.15%, 11/1/25.................  Aaa            251,290
  1,000,000  Environmental Facilities Corp., Pollution Control Revenue,
               Water, Revolving Fund, Ser. E, 4.90%, 6/15/10....................  Aaa          1,038,700
             Local Government Assistance Corp., Refunding, Ser. B:
  1,730,000    4.80%, 4/1/11....................................................  Aaa          1,775,793
  1,000,000    4.875%, 4/1/20...................................................  Aaa            976,130
    300,000  Long Island Power Authority, Electric System Revenue,
               Subser.  8F, 5.00%, 4/1/11.......................................  Aaa            313,089
             Medical Care Facilities Finance Agency, Revenue, Refunding,
               Presbyterian Hospital, Ser. A:
    150,000      5.10%, 8/15/10.................................................  Aa2            154,607
  1,100,000      5.25%, 8/15/14.................................................  Aa2          1,138,885
    700,000    Saint Mary's Hospital, Ser. A, 6.00%, 11/1/09....................  Aaa            771,435
             Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
    510,000    Ser. 77-A, 4.60%, 4/1/10.........................................  Aa2            506,042
    525,000    Ser. 61, 5.60%, 10/1/11..........................................  Aa2            546,320
  1,000,000    Ser. 55, 5.95%, 10/1/17..........................................  Aa2          1,059,700
  1,000,000  Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11...............  Aaa          1,259,560
    890,000  Onondaga County, General Obligations, Ser. A, 5.85%, 5/1/10........  Aa2            971,800
  1,000,000  Power Authority, Revenue & General Purpose, Ser. A, 4.90%, 2/15/12.  Aa3          1,023,350


--------------------------------------------------------------------------------
6

                                            Value Line New York Tax Exempt Trust

                                                               February 28, 1999
================================================================================

  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
 $1,000,000  Syracuse, Housing Authority, Mortgage Revenue,
               Loretto Rest Home, Ser. A, 5.60%, 8/1/17.........................  AAA*       $ 1,048,980
    520,000  Thruway Authority, Highway & Bridge Trust Fund,
               Ser. B, 5.00%, 4/1/10............................................  Aaa            544,331
  1,000,000  Triborough Bridge & Tunnel Authority, Revenue,
               General Purpose, Ser. A, 4.75%, 1/1/16...........................  Aa3            985,120
    500,000  Urban Development Corp., Refunding, Corporate Purpose,
               Senior Lien, 5.125%, 1/1/09......................................  Aaa            531,445
                                                                                              ----------

             TOTAL NEW YORK STATE ..............................................              24,783,713
                                                                                              ----------

             NEW YORK CITY (18.6%)
             General Obligation:
  1,000,000    Ser. G, Refunding, 5.00%, 8/1/10.................................  Aaa          1,045,380
  1,000,000    Ser. D, Refunding, 5.00%, 8/1/11.................................  A3           1,033,420
  1,500,000  Housing Development Corp., Multi Family Housing Revenue,
               Ser. A, 5.625%, 5/1/12...........................................  Aa2          1,594,335
             Industrial Development Agency:
               Civic Facilities Revenue:
    500,000      College of Aeronautics Project, 5.45%, 5/1/18..................  BBB*           511,735
    500,000      USTA National Tennis Center Project, 6.40%, 11/15/08...........  Aaa            569,295
    250,000  Industrial Development Revenue, Brooklyn Navy Yard,
               Cogen Partners, 6.20%, 10/1/22...................................  Baa3           279,358
  1,125,000  Transitional Finance Authority, Revenue, Future Tax Secured,
               Ser. B, 5.125%, 11/1/11+.........................................  Aa3          1,187,201
                                                                                              ----------

             TOTAL NEW YORK CITY ...............................................               6,220,724
                                                                                              ----------

             PUERTO RICO (1.7%)
    500,000  Electric Power Authority, Power Revenue, Ser. T, 6.125%, 7/1/09....  Baa1           551,360
                                                                                              ----------

             TOTAL LONG-TERM MUNICIPAL SECURITIES
               (Cost $30,081,832) ..............................................              31,555,797
                                                                                              ----------


--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Schedule of Investments                                        February 28, 1999
================================================================================

  Principal                                                                        Rating
   Amount                                                                        (Unaudited)     Value
--------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES (4.5%)

             NEW YORK STATE (1.8%)
  $ 600,000  Energy Research & Development Authority, Pollution Control Revenue,
               Niagara Mohawk Power, Ser. A, 3.60%, 12/1/23.....................  A-1+*(1)    $  600,000
                                                                                              ----------

             NEW YORK CITY (2.7%)
    500,000  General Obligations, Subser. B-3, 3.15%, 8/15/04 ..................  VMIG-1(1)      500,000
    400,000  Water Finance Authority, Water & Sewer System Revenue,
               Ser. C, 3.15%, 6/15/22...........................................  VMIG-1(1)      400,000
                                                                                              ----------

                                                                                                 900,000
                                                                                              ----------

             TOTAL SHORT-TERM MUNICIPAL SECURITIES
               (Cost $1,500,000)  ..............................................               1,500,000
                                                                                              ----------

             TOTAL MUNICIPAL SECURITIES (99.0%)
               (Cost $31,581,832) ..............................................              33,055,797

             CASH AND OTHER ASSETS IN EXCESS OF
               LIABILITIES (1.0%) ..............................................                 347,338
                                                                                              ----------

             NET ASSETS (100.0%) ...............................................             $33,403,135
                                                                                              ==========

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
               PER OUTSTANDING SHARE ...........................................             $     10.33
                                                                                              ==========

Rated by Moody's Investors Service except for those marked by an asterisk (*) which are rated by Standard & Poor's.

Variable rate demand notes are considered short-term obligations. Interest rates change every (1) day. These securities are payable on demand on interest rate refix dates and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of February 28, 1999.

+ When issued security.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                            Value Line New York Tax Exempt Trust

Statement of Assets
and Liabilities at February 28, 1999
================================================================================

                                         Dollars
                                      (in thousands
                                    except per share
                                         amount)
                                      -------------
Assets:
Investment securities, at value
  (Cost $31,582).....................   $ 33,056
Cash ................................        174
Receivable for securities sold ......      1,062
Interest receivable .................        356
Receivable for Trust shares sold ....         68
                                        --------
      Total Assets ..................     34,716
                                        --------
Liabilities:
Payable for securities purchased.....      1,194
Dividends payable to shareholders....         34
Payable for Trust shares repurchased           4
Accrued expenses:
  Advisory fee ......................         15
  Other .............................         66
                                        --------
      Total Liabilities .............      1,313
                                        --------
Net Assets ..........................   $ 33,403
                                        ========
Net Assets:
Capital stock, at $.01 par value
  (authorized unlimited,
  outstanding 3,233,501
  shares of beneficial interest).....       $ 32
Additional paid-in capital ..........     31,450
Undistributed net investment income..          7
Accumulated net realized gain
  on investments.....................        440
Net unrealized appreciation of
  investments .......................      1,474
                                        --------
      Net Assets ....................   $ 33,403
                                        ========
      Net Asset Value, Offering and
        Redemption Price, per
        Outstanding Share  ..........    $ 10.33
                                        ========


Statement of Operations
for the Year Ended February 28, 1999
================================================================================

                                         Dollars
                                     (in thousands)
                                      ------------
Investment Income:
Interest ............................   $ 1,709
                                        -------
Expenses:
Advisory fee ........................       204
Auditing and legal fees .............        54
Printing and stationery .............        17
Trustees' fees and expenses..........        15
Custodian fees ......................        14
Transfer agent fees .................        12
Other................................        16
                                        -------
      Total expenses before
        custody credits .............       332
      Less: custody credits .........        (3)
                                        -------
      Net Expenses ..................       329
                                        -------
Net Investment Income ...............     1,380
                                        -------
Net Realized and Unrealized Gain on
  Investments:
    Net Realized Gain ...............       442
    Change in Unrealized
      Appreciation ..................         9
                                        -------
Net Realized Gain and Change in
  Unrealized Appreciation on
  Investments .......................       451
                                        -------
Net Increase in Net Assets from
  Operations ........................   $ 1,831
                                        =======




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets
for the Years Ended February 28, 1999 and 1998
================================================================================

                                                                             1999         1998
                                                                          ----------------------
                                                                          (Dollars in thousands)
Operations:
  Net investment income .............................................     $  1,380      $  1,456
  Net realized gain on investments ..................................          442         1,147
  Change in unrealized appreciation .................................            9           380
                                                                          ----------------------
  Net increase in net assets from operations ........................        1,831         2,983
                                                                          ----------------------

Distributions to Shareholders:
  Net investment income .............................................       (1,372)       (1,451)
  Net realized gains ................................................       (1,042)           --
                                                                          ----------------------
  Net decrease in net assets from distributions .....................       (2,414)       (1,451)
                                                                          ----------------------

Trust Share Transactions:
  Net proceeds from sale of shares ..................................        3,160         3,531
  Net proceeds from reinvestment of distributions to shareholders ...        1,737           986
  Cost of shares repurchased ........................................       (5,508)       (4,197)
                                                                          ----------------------
  Net (decrease) increase in net assets from Trust share transactions         (611)          320
                                                                          ----------------------

Total (Decrease) Increase in Net Assets .............................       (1,194)        1,852

Net Assets:
  Beginning of year .................................................       34,597        32,745
                                                                          ----------------------
  End of year .......................................................     $ 33,403      $ 34,597
                                                                          ======================

Undistributed Net Investment Income at end of year ..................     $      8      $     --
                                                                          ======================


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

                                            Value Line New York Tax Exempt Trust

Notes to Financial Statements                                  February 28, 1999
================================================================================

1.   Significant Accounting Policies

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust's investments are valued each business day by an independent pricing service (the "Service") approved by the Trustees. Investments for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B)  Distributions:  It is the  policy  of the  Trust to  distribute  all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and  distributions  from net  investment  income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(C) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Investments: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original-issue discounts on investments, in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, the Trust recognizes market discount when the securities are disposed.


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                                                                              11

Value Line New York Tax Exempt Trust

Notes to Financial Statements                                  February 28, 1999
================================================================================

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2.   Trust Share Transactions

Transactions in shares of beneficial interest were as follows:

                                    1999     1998
                                    --------------
                                    (in thousands)
Shares sold .....................    300       345
Shares issued to shareholders in
  reinvestment of distributions..    167        96
                                    --------------
                                     467       441
Shares repurchased ..............   (525)     (410)
                                    --------------
Net (decrease) increase..........    (58)       31
                                    ==============

3.   Purchases and Sales of Securities

Purchases and sales of municipal securities were as follows:

                                          1999
                                     --------------
                                     (in thousands)
PURCHASES:
  Long-term obligations .............  $ 18,060
  Short-term obligations.............     8,503
                                       --------
                                       $ 26,563
                                       ========
MATURITIES OR SALES:
  Long-term obligations .............  $ 19,527
  Short-term obligations.............     8,602
                                       --------
                                       $ 28,129
                                       ========

At February 28, 1999, the aggregate cost of investments for federal income tax purposes was $31,581,832. The aggregate appreciation and depreciation of investments at February 28, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $1,523,719 and $49,754, respectively, resulting in a net appreciation of $1,473,965.

4.   Investment Advisory Contract and Transactions With Affiliates

An advisory fee of $204,231 was paid or payable to Value Line, Inc. (the "Adviser") for the year ended February 28, 1999. This was computed at the rate of .60 of 1% per year of the Trust's average daily net assets for the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At February 28, 1999, the Adviser owned 117,885 shares of beneficial interest in the Trust, representing 3.7% of the outstanding shares.


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12

                                            Value Line New York Tax Exempt Trust

Financial Highlights
================================================================================

Selected data for a share of beneficial interest outstanding throughout each year:

                                                           Years Ended on Last Day of February,
                                                --------------------------------------------------------
                                                  1999        1998        1997        1996        1995
                                                --------    --------    --------    --------    --------
Net asset value, beginning of year ........     $  10.51    $  10.04    $  10.28    $   9.81    $  10.49
                                                --------------------------------------------------------

  Income (loss) from investment operations:
    Net investment income .................          .43         .44         .48         .49         .52
    Net gains or losses on securities
      (both realized and unrealized) ......          .14         .47        (.11)        .47        (.61)
                                                --------------------------------------------------------
      Total from investment operations ....          .57         .91         .37         .96        (.09)
                                                --------------------------------------------------------

  Less distributions:
    Dividends from net investment income ..         (.42)       (.44)       (.48)       (.49)       (.52)
    Distributions from capital gains ......         (.33)         --        (.13)         --        (.07)
                                                --------------------------------------------------------
      Total distributions .................         (.75)       (.44)       (.61)       (.49)       (.59)
                                                --------------------------------------------------------

Net asset value, end of year ..............     $  10.33    $  10.51    $  10.04    $  10.28    $   9.81
                                                ========================================================

Total return ..............................         5.56%       9.31%       3.73%      10.00%       (.58)%
                                                ========================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....     $ 33,403    $ 34,597    $ 32,745    $ 40,169    $ 39,139
Ratio of expenses to average net assets ...          .98%(2)     .92%(1)     .92%(1)     .92%        .86%
Ratio of net investment income
  to average net assets ...................         4.05%       4.35%       4.79%       4.87%       5.36%
Portfolio turnover rate ...................           56%        116%         86%        119%        105%

(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses net of custody credits would have been .97%.


See Notes to Financial Statements.
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

Value Line New York Tax Exempt Trust

                        Report of Independent Accountants
================================================================================

To the Shareholders and Board of Trustees of Value Line New York Tax Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

April 23, 1999


                          Other Information (unaudited)
================================================================================

Year 2000. Like other mutual funds, the Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

--------------------------------------------------------------------------------
                         FEDERAL TAX NOTICE (unaudited)
During the year ended February 28, 1999, the Trust paid to shareholders $0.423 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes. During the year ended February 28, 1999, the Trust paid to shareholders $0.232 per share of Long Term Capital Gains and $0.096 of Short Term Capital Gains.
--------------------------------------------------------------------------------


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

                                            Value Line New York Tax Exempt Trust


================================================================================



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

Value Line New York Tax Exempt Trust

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income. Capital appreciation is a secondary objective.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


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16